Exhibit 99.1

(Furnished herewith)

News Release

Contact:
Jen Hartmann
Director, Public Relations
HartmannJenniferA@JohnDeere.com

Deere Reports First Quarter Net Income of $656 Million

●	First quarter shipments ahead of plan as order books strengthen
●	Diverse customer segments and geographies enable resilience and growth
●	Net income guidance range increased to $4.5 billion - $5.0 billion

MOLINE, Illinois (February 19, 2026) — Deere & Company reported net income of $656 million for the first quarter ended February 1, 2026, or $2.42 per share, compared with net income of $869 million, or $3.19 per share, for the quarter ended January 26, 2025.

Worldwide net sales and revenues increased 13 percent, to $9,611 million, in the most recent quarter. Net sales were $8,001 million for the quarter, compared with $6,809 million in the same quarter of 2025.

“While the global large agriculture industry continues to experience challenges, we’re encouraged by the ongoing recovery in demand within both the construction and small agriculture segments,” said John May, chairman and CEO of John Deere. “These positive developments reinforce our belief that 2026 represents the bottom of the current cycle and provides us with a strong foundation for accelerated growth going forward.”

Company Outlook & Summary

Net income attributable to Deere & Company for fiscal 2026 is forecasted to be in a range of $4.5 billion to $5.0 billion.

“Our sustained investment in research and development throughout the cycle is yielding measurable results as we move toward launching a wide range of innovative products and solutions across all business segments,” stated May. “These advancements underscore the value of maintaining a robust portfolio that spans broad markets and regions worldwide, which should position us for success as we transition out of the current cycle.”

Deere & Company	First Quarter
$ in millions, except per share amounts	2026	2025	% Change
Net sales and revenues	$9,611	$8,508	13%
Net income	$656	$869	-25%
Fully diluted EPS	$2.42	$3.19

Results for the prior period were affected by special items. See Note 1 to the financial statements for further details. The cost of additional tariffs for each segment is included in the “Production costs” category below.

Production & Precision Agriculture	First Quarter
$ in millions	2026	2025	% Change
Net sales	$3,163	$3,067	3%
Operating profit	$139	$338	-59%
Operating margin	4.4%	11.0%

Production & Precision Agriculture sales increased for the quarter as a result of the positive effects of foreign currency translation. Operating profit decreased primarily due to higher tariffs, unfavorable sales mix, and higher warranty expenses.

Production & Precision Agriculture Operating Profit

First Quarter 2026 Compared to First Quarter 2025

$ in millions

Small Agriculture & Turf	First Quarter
$ in millions	2026	2025	% Change
Net sales	$2,168	$1,748	24%
Operating profit	$196	$124	58%
Operating margin	9.0%	7.1%

Small Agriculture & Turf sales increased for the quarter as a result of higher shipment volumes and the positive effects of foreign currency translation. Operating profit increased primarily due to higher shipment volumes / sales mix and price realization, partially offset by higher tariffs.

Small Agriculture & Turf Operating Profit

First Quarter 2026 Compared to First Quarter 2025

$ in millions

Construction & Forestry	First Quarter
$ in millions	2026	2025	% Change
Net sales	$2,670	$1,994	34%
Operating profit	$137	$65	111%
Operating margin	5.1%	3.3%

Construction & Forestry sales increased for the quarter as a result of higher shipment volumes and the positive effects of foreign currency translation. Operating profit increased primarily due to higher shipment volumes / sales mix and production efficiencies, partially offset by higher tariffs.

Construction & Forestry Operating Profit

First Quarter 2026 Compared to First Quarter 2025

$ in millions

Financial Services	First Quarter
$ in millions	2026	2025	% Change
Net income	$244	$230	6%

Financial Services net income increased primarily due to favorable financing spreads and a lower provision for credit losses, partially offset by a favorable special item recorded in the prior period described in Note 1 to the financial statements.

Industry Outlook for Fiscal 2026
Agriculture & Turf
U.S. & Canada:
Large Ag	Down 15 to 20%
Small Ag & Turf	Flat to up 5%
Europe	Flat to up 5%
South America (Tractors & Combines)	Down ~5%
Asia	Flat to down 5%

Construction & Forestry
U.S. & Canada:
Construction Equipment	Up ~5%
Compact Construction Equipment	Up ~5%
Global Forestry	Flat
Global Roadbuilding	Up ~5%

Deere Segment Outlook for Fiscal 2026

		Currency	Price
$ in millions	Net Sales	Translation	Realization
Production & Precision Ag	Down 5 to 10%	+3.0%	~ +1.5%
Small Ag & Turf	Up ~15%	+2.0%	~ +2.0%
Construction & Forestry	Up ~15%	+2.0%	~ +2.5%

Financial Services	Net Income	~ $840

FORWARD-LOOKING STATEMENTS

Certain statements contained herein, including in the section entitled “Company Outlook & Summary,” “Industry Outlook for Fiscal 2026,” “Deere Segment Outlook for Fiscal 2026,” and “Condensed Notes to Interim Consolidated Financial Statements” relating to future events, expectations, and trends constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and involve factors that are subject to change, assumptions, risks, and uncertainties that could cause actual results to differ materially. Some of these risks and uncertainties could affect all lines of the company’s operations generally while others could more heavily affect a particular line of business.

Forward-looking statements are based on currently available information and current assumptions, expectations, and projections about future events and should not be relied upon. Except as required by law, the company expressly disclaims any obligation to update or revise its forward-looking statements. Many factors, risks, and uncertainties could cause actual results to differ materially from these forward-looking statements. Among these factors are risks related to:

●	the agricultural business cycle, which can be unpredictable and is affected by factors such as farm income, international trade, world grain stocks, crop yields, available farm acres, soil conditions, prices for commodities and livestock, input costs, government farm programs, availability of transport for crops as well as adverse macroeconomic conditions, including unemployment, inflation, interest rate volatility, changes in consumer practices due to slower economic growth or a recession, and regional or global liquidity constraints
●	the uncertainty of government policies and actions with respect to the global trade environment including increased and proposed tariffs announced by the U.S. government, and retaliatory trade regulations
●	political, economic, and social instability in the geographies in which the company operates
●	worldwide demand for food and different forms of renewable energy impacting the price of farm commodities and consequently the demand for the company’s equipment

●	rationalization, restructuring, relocation, expansion and/or reconfiguration of manufacturing and warehouse facilities
●	accurately forecasting customer demand for products and services and adequately managing inventory
●	uncertainty of the company’s ability to sell products domestically or internationally, manage increased costs of production, absorb or pass on increased expenses, and accurately predict financial results and industry trends
●	availability and price of raw materials, components, and whole goods
●	delays or disruptions in the company’s supply chain
●	changes in climate patterns, unfavorable weather events, and natural disasters
●	suppliers’ and manufacturers’ business practices and compliance with laws applicable to topics such as human rights, safety, environmental, and fair wages
●	higher interest rates and currency fluctuations which could adversely affect the U.S. dollar, customer confidence, access to capital, and demand for the company’s products and solutions
●	the ability to attract, develop, engage, and retain qualified employees
●	ability to adapt in highly competitive markets, including understanding and meeting customers’ changing expectations for products and solutions, including delivery and utilization of precision technology
●	the ability to execute business strategies, including the company’s Smart Industrial Operating Model and refined Leap Ambitions
●	dealer practices and their ability to manage new and used inventory, distribute the company’s products, and to provide support and service for precision technology solutions
●	the ability to realize anticipated benefits of acquisitions and joint ventures, including challenges with successfully integrating operations and internal control processes
●	negative claims or publicity that damage the company’s reputation or brand
●	the impact of workforce reductions on company culture, employee retention and morale, and institutional knowledge
●	labor relations and contracts, including work stoppages and other disruptions
●	security breaches, cybersecurity attacks, technology failures, and other disruptions to the company’s information technology infrastructure and products
●	leveraging artificial intelligence and machine learning within the company’s business processes
●	changes to existing laws and regulations, including the implementation of new, more stringent laws, as well as compliance with a variety of U.S., foreign and international laws, regulations, and policies relating to, but not limited to the following: advertising, anti-bribery and anti-corruption, anti-money laundering, antitrust, consumer finance, cybersecurity, data privacy, encryption, environmental (including climate change and engine emissions), farming, foreign exchange controls and cash repatriation restrictions, foreign ownership and investment, health and safety, human rights, import / export and trade, labor and employment, product liability, tariffs, tax, telematics, and telecommunications
●	governmental and other actions designed to address climate change in connection with a transition to a lower-carbon economy
●	warranty claims, post-sales repairs or recalls, product liability litigation, and regulatory investigations because of the deficient operation of the company’s products
●	investigations, claims, lawsuits, or other legal proceedings, including the lawsuit filed by the Federal Trade Commission (FTC) and the Attorneys General of the States of Arizona, Illinois, Michigan, Minnesota, and Wisconsin alleging that the company unlawfully withheld self-repair capabilities from farmers and independent repair providers
●	loss of or challenges to intellectual property rights

Further information concerning the company or its businesses, including factors that could materially affect the company’s financial results, is included in the company’s filings with the SEC (including, but not limited to, the factors discussed in Item 1A. “Risk Factors” of the company’s most recent Annual Report on Form 10-K). There also may be other factors that the company cannot anticipate or that are not described herein because the company does not currently perceive them to be material.

DEERE & COMPANY

FIRST QUARTER 2026 PRESS RELEASE

(In millions of dollars) Unaudited

	Three Months Ended
	February 1	January 26%
	2026	2025	Change
Net sales and revenues:
Production & Precision Ag net sales	$3,163	$3,067	+3
Small Ag & Turf net sales	2,168	1,748	+24
Construction & Forestry net sales	2,670	1,994	+34
Financial Services revenues	1,384	1,470	-6
Other revenues	226	229	-1
Total net sales and revenues	$9,611	$8,508	+13

Operating profit: *
Production & Precision Ag	$139	$338	-59
Small Ag & Turf	196	124	+58
Construction & Forestry	137	65	+111
Financial Services	301	266	+13
Total operating profit	773	793	-3
Reconciling items **	79	103	-23
Income taxes	(196)	(27)	+626
Net income attributable to Deere & Company	$656	$869	-25

*     Operating profit is income from continuing operations before corporate expenses, certain external interest expenses, certain foreign exchange gains and losses, and income taxes. Operating profit of Financial Services includes the effect of interest expense and foreign exchange gains and losses.

**   Reconciling items are primarily corporate expenses, certain interest income and expenses, certain foreign exchange gains and losses, pension and postretirement benefit costs excluding the service cost component, and net income attributable to noncontrolling interests.

DEERE & COMPANY

STATEMENTS OF CONSOLIDATED INCOME

For the Three Months Ended February 1, 2026 and January 26, 2025

(In millions of dollars and shares except per share amounts) Unaudited

	2026	2025
Net Sales and Revenues
Net sales	$8,001	$6,809
Finance and interest income	1,343	1,453
Other income	267	246
Total	9,611	8,508

Costs and Expenses
Cost of sales	6,280	5,037
Research and development expenses	554	526
Selling, administrative and general expenses	972	972
Interest expense	719	829
Other operating expenses	250	249
Total	8,775	7,613

Income of Consolidated Group before Income Taxes	836	895
Provision for income taxes	196	27

Income of Consolidated Group	640	868
Equity in income (loss) of unconsolidated affiliates	15	(1)

Net Income	655	867
Less: Net loss attributable to noncontrolling interests	(1)	(2)
Net Income Attributable to Deere & Company	$656	$869

Per Share Data
Basic	$2.43	$3.20
Diluted	2.42	3.19
Dividends declared	1.62	1.62
Dividends paid	1.62	1.47

Average Shares Outstanding
Basic	270.3	271.6
Diluted	270.9	272.3

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY

CONDENSED CONSOLIDATED BALANCE SHEETS

(In millions of dollars) Unaudited

	February 1	November 2	January 26
	2026	2025	2025
Assets
Cash and cash equivalents	$6,798	$8,276	$6,601
Marketable securities	1,398	1,411	1,214
Trade accounts and notes receivable – net	5,993	5,317	4,931
Financing receivables – net	42,113	44,575	41,396
Financing receivables securitized – net	6,479	6,831	8,257
Other receivables	2,411	2,403	2,979
Equipment on operating leases – net	7,512	7,600	7,157
Inventories	8,286	7,406	7,744
Property and equipment – net	8,084	8,079	7,425
Goodwill	4,280	4,188	3,872
Other intangible assets – net	880	892	937
Retirement benefits	3,378	3,273	3,018
Deferred income taxes	2,268	2,284	1,852
Other assets	3,556	3,461	2,807
Assets held for sale			2,929
Total Assets	$103,436	$105,996	$103,119

Liabilities and Stockholders’ Equity

Liabilities
Short-term borrowings	$14,392	$13,796	$12,811
Short-term securitization borrowings	6,283	6,596	8,014
Accounts payable and accrued expenses	12,533	13,909	12,162
Deferred income taxes	434	434	448
Long-term borrowings	41,804	43,544	43,556
Retirement benefits and other liabilities	1,633	1,710	1,734
Liabilities held for sale			1,830
Total liabilities	77,079	79,989	80,555

Redeemable noncontrolling interest	50	51	78

Stockholders’ Equity
Total Deere & Company stockholders’ equity	26,300	25,950	22,479
Noncontrolling interests	7	6	7
Total stockholders’ equity	26,307	25,956	22,486
Total Liabilities and Stockholders’ Equity	$103,436	$105,996	$103,119

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY

STATEMENTS OF CONSOLIDATED CASH FLOWS

For the Three Months Ended February 1, 2026 and January 26, 2025

(In millions of dollars) Unaudited

	2026	2025
Cash Flows from Operating Activities
Net income	$655	$867
Adjustments to reconcile net income to net cash used for operating activities:
Provision for credit losses	36	69
Depreciation and amortization	590	549
Impairments and other adjustments		(32)
Share-based compensation expense	41	28
Provision for deferred income taxes	18	208
Changes in assets and liabilities:
Receivables related to sales	350	1,063
Inventories	(746)	(795)
Accounts payable and accrued expenses	(1,486)	(1,845)
Accrued income taxes payable/receivable	(88)	(540)
Retirement benefits	(194)	(688)
Other	(66)	(16)
Net cash used for operating activities	(890)	(1,132)

Cash Flows from Investing Activities
Collections of receivables (excluding receivables related to sales)	8,098	8,137
Proceeds from maturities and sales of marketable securities	144	61
Proceeds from sales of equipment on operating leases	377	433
Cost of receivables acquired (excluding receivables related to sales)	(6,023)	(6,045)
Purchases of marketable securities	(129)	(141)
Purchases of property and equipment	(256)	(352)
Cost of equipment on operating leases acquired	(432)	(439)
Collections of receivables from unconsolidated affiliates	105
Collateral on derivatives – net	(11)	(191)
Other	(51)	(47)
Net cash provided by investing activities	1,822	1,416

Cash Flows from Financing Activities
Net proceeds (payments) in short-term borrowings (original maturities three months or less)	848	(1,484)
Proceeds from borrowings issued (original maturities greater than three months)	780	3,168
Payments of borrowings (original maturities greater than three months)	(3,360)	(1,753)
Repurchases of common stock	(302)	(441)
Dividends paid	(441)	(403)
Other	(15)	(10)
Net cash used for financing activities	(2,490)	(923)

Effect of Exchange Rate Changes on Cash, Cash Equivalents, and Restricted Cash	98	(87)

Net Decrease in Cash, Cash Equivalents, and Restricted Cash	(1,460)	(726)
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	8,533	7,633
Cash, Cash Equivalents, and Restricted Cash at End of Period	$7,073	$6,907

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY
Condensed Notes to Interim Consolidated Financial Statements
(In millions of dollars) Unaudited

(1)	Special Items

Discrete Tax Items

In the first quarter of 2025, the company recorded favorable net discrete tax items primarily due to tax benefits of $110 million related to the realization of foreign net operating losses from the consolidation of certain subsidiaries and $53 million from an adjustment to an uncertain tax position of a foreign subsidiary.

Banco John Deere S.A.

In 2024, the company entered into an agreement with a Brazilian bank, Banco Bradesco S.A. (Bradesco), for Bradesco to invest and become 50% owner of the company’s wholly-owned subsidiary in Brazil, Banco John Deere S.A. (BJD). BJD finances retail and wholesale loans for agricultural, construction, and forestry equipment. The transaction is intended to reduce the company’s incremental risk as it continues to grow in the Brazilian market.

The BJD business was reclassified as held for sale in 2024. In January 2025, the valuation allowance on assets held for sale decreased, resulting in a pretax and after-tax gain (reversal of previous losses) of $32 million recorded in “Selling, administrative and general expenses” in the three months ended January 26, 2025. The valuation allowance changes are presented in “Impairments and other adjustments” in the statements of consolidated cash flows.

The company deconsolidated BJD upon completion of the transaction in February 2025. The company accounts for its investment in BJD using the equity method of accounting and results of its operations are reported in “Equity in income (loss) of unconsolidated affiliates” within the Financial Services segment. The company reports investments in unconsolidated affiliates and receivables from unconsolidated affiliates in “Other assets” and “Other receivables,” respectively.

(2)	The consolidated financial statements represent the consolidation of all the company’s subsidiaries. The supplemental consolidating data in Note 3 to the financial statements is presented for informational purposes. Equipment operations represent the enterprise without Financial Services. Equipment operations include the company’s Production & Precision Agriculture operations, Small Agriculture & Turf operations, Construction & Forestry operations, and other corporate assets, liabilities, revenues, and expenses not reflected within Financial Services. Transactions between the equipment operations and Financial Services have been eliminated to arrive at the consolidated financial statements.

DEERE & COMPANY

(3) SUPPLEMENTAL CONSOLIDATING DATA

STATEMENTS OF INCOME

For the Three Months Ended February 1, 2026 and January 26, 2025

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2026	2025	2026	2025	2026	2025	2026	2025
Net Sales and Revenues
Net sales	$8,001	$6,809					$8,001	$6,809
Finance and interest income	120	110	$1,351	$1,455	$(128)	$(112)	1,343	1,453	[1]
Other income	213	202	137	118	(83)	(74)	267	246	[2,3,4]
Total	8,334	7,121	1,488	1,573	(211)	(186)	9,611	8,508

Costs and Expenses
Cost of sales	6,291	5,045			(11)	(8)	6,280	5,037	[4]
Research and development expenses	554	526					554	526
Selling, administrative and general expenses	806	800	168	174	(2)	(2)	972	972	[4]
Interest expense	93	84	664	766	(38)	(21)	719	829	[1]
Interest compensation to Financial Services	90	91			(90)	(91)			[1]
Other operating expenses	(46)	(51)	366	364	(70)	(64)	250	249	[3,4,5]
Total	7,788	6,495	1,198	1,304	(211)	(186)	8,775	7,613

Income before Income Taxes	546	626	290	269			836	895
Provision (credit) for income taxes	134	(13)	62	40			196	27

Income after Income Taxes	412	639	228	229			640	868
Equity in income (loss) of unconsolidated affiliates	(1)	(2)	16	1			15	(1)

Net Income	411	637	244	230			655	867
Less: Net loss attributable to noncontrolling interests	(1)	(2)					(1)	(2)
Net Income Attributable to Deere & Company	$412	$639	$244	$230			$656	$869

1 Elimination of intercompany interest income and expense.

2 Elimination of equipment operations’ margin from inventory transferred to equipment on operating leases.

3 Elimination of income and expenses between equipment operations and Financial Services related to intercompany guarantees of investments in certain international markets.

4 Elimination of intercompany service revenues and fees.

5 Elimination of Financial Services’ lease depreciation expense related to inventory transferred to equipment on operating leases.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

CONDENSED BALANCE SHEETS

(In millions of dollars) Unaudited

	EQUIPMENT			FINANCIAL
	OPERATIONS			SERVICES			ELIMINATIONS			CONSOLIDATED
	Feb 1	Nov 2	Jan 26	Feb 1	Nov 2	Jan 26	Feb 1	Nov 2	Jan 26	Feb 1	Nov 2	Jan 26
	2026	2025	2025	2026	2025	2025	2026	2025	2025	2026	2025	2025
Assets
Cash and cash equivalents	$4,769	$6,340	$4,840	$2,029	$1,936	$1,761				$6,798	$8,276	$6,601
Marketable securities	146	217	114	1,252	1,194	1,100				1,398	1,411	1,214
Receivables from Financial Services	4,132	4,649	1,826				$(4,132)	$(4,649)	$(1,826)				[6]
Trade accounts and notes receivable – net	1,284	1,316	1,053	6,609	5,900	5,812	(1,900)	(1,899)	(1,934)	5,993	5,317	4,931	[7]
Financing receivables – net	105	88	78	42,008	44,487	41,318				42,113	44,575	41,396
Financing receivables securitized – net		1	2	6,479	6,830	8,255				6,479	6,831	8,257
Other receivables	1,841	1,809	2,367	621	658	654	(51)	(64)	(42)	2,411	2,403	2,979	[8]
Equipment on operating leases – net				7,512	7,600	7,157				7,512	7,600	7,157
Inventories	8,286	7,406	7,744							8,286	7,406	7,744
Property and equipment – net	8,053	8,047	7,392	31	32	33				8,084	8,079	7,425
Goodwill	4,280	4,188	3,872							4,280	4,188	3,872
Other intangible assets – net	880	892	937							880	892	937
Retirement benefits	3,282	3,181	2,933	98	94	86	(2)	(2)	(1)	3,378	3,273	3,018
Deferred income taxes	2,476	2,507	2,247	45	46	42	(253)	(269)	(437)	2,268	2,284	1,852	[9]
Other assets	2,371	2,218	2,295	1,220	1,244	539	(35)	(1)	(27)	3,556	3,461	2,807
Assets held for sale						2,929						2,929
Total Assets	$41,905	$42,859	$37,700	$67,904	$70,021	$69,686	$(6,373)	$(6,884)	$(4,267)	$103,436	$105,996	$103,119

Liabilities and Stockholders’ Equity

Liabilities
Short-term borrowings	$366	$414	$1,101	$14,026	$13,382	$11,710				$14,392	$13,796	$12,811
Short-term securitization borrowings		1	1	6,283	6,595	8,013				6,283	6,596	8,014
Payables to equipment operations				4,132	4,649	1,826	$(4,132)	$(4,649)	$(1,826)				[6]
Accounts payable and accrued expenses	11,387	12,757	10,869	3,132	3,116	3,296	(1,986)	(1,964)	(2,003)	12,533	13,909	12,162	[7,8]
Deferred income taxes	343	347	405	344	356	480	(253)	(269)	(437)	434	434	448	[9]
Long-term borrowings	8,897	8,756	8,507	32,907	34,788	35,049				41,804	43,544	43,556
Retirement benefits and other liabilities	1,568	1,646	1,668	67	66	67	(2)	(2)	(1)	1,633	1,710	1,734
Liabilities held for sale						1,830						1,830
Total liabilities	22,561	23,921	22,551	60,891	62,952	62,271	(6,373)	(6,884)	(4,267)	77,079	79,989	80,555

Redeemable noncontrolling interest	50	51	78							50	51	78

Stockholders’ Equity
Total Deere & Company stockholders’ equity	26,300	25,950	22,479	7,013	7,069	7,415	(7,013)	(7,069)	(7,415)	26,300	25,950	22,479	[10]
Noncontrolling interests	7	6	7							7	6	7
Financial Services' equity	(7,013)	(7,069)	(7,415)				7,013	7,069	7,415				[10]
Adjusted total stockholders' equity	19,294	18,887	15,071	7,013	7,069	7,415				26,307	25,956	22,486
Total Liabilities and Stockholders’ Equity	$41,905	$42,859	$37,700	$67,904	$70,021	$69,686	$(6,373)	$(6,884)	$(4,267)	$103,436	$105,996	$103,119

6  Elimination of receivables / payables between equipment operations and Financial Services.

7  Primarily reclassification of sales incentive accruals on receivables sold to Financial Services.

8  Reclassification of other receivables / payables.

9  Reclassification of deferred tax assets / liabilities in the same taxing jurisdictions.

10 Elimination of Financial Services’ equity.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

STATEMENTS OF CASH FLOWS

For the Three Months Ended February 1, 2026 and January 26, 2025

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2026	2025	2026	2025	2026	2025	2026	2025
Cash Flows from Operating Activities
Net income	$411	$637	$244	$230			$655	$867
Adjustments to reconcile net income to net cash provided by (used for) operating activities:
Provision for credit losses	1	3	35	66			36	69
Depreciation and amortization	342	319	274	265	$(26)	$(35)	590	549	[11]
Impairments and other adjustments				(32)				(32)
Share-based compensation expense					41	28	41	28	[12]
Distributed earnings of Financial Services	350	162			(350)	(162)			[13]
Provision (credit) for deferred income taxes	29	(17)	(11)	225			18	208
Changes in assets and liabilities:
Receivables related to sales	18	140			332	923	350	1,063	[14,16]
Inventories	(728)	(784)			(18)	(11)	(746)	(795)	[15]
Accounts payable and accrued expenses	(1,410)	(2,073)	(74)	6	(2)	222	(1,486)	(1,845)	[16]
Accrued income taxes payable/receivable	(71)	(479)	(17)	(61)			(88)	(540)
Retirement benefits	(191)	(647)	(3)	(41)			(194)	(688)
Other	(94)	(136)	49	117	(21)	3	(66)	(16)	[11,12,15]
Net cash provided by (used for) operating activities	(1,343)	(2,875)	497	775	(44)	968	(890)	(1,132)

Cash Flows from Investing Activities
Collections of receivables (excluding receivables related to sales)			8,251	8,345	(153)	(208)	8,098	8,137	[14]
Proceeds from maturities and sales of marketable securities	75	9	69	52			144	61
Proceeds from sales of equipment on operating leases			377	433			377	433
Cost of receivables acquired (excluding receivables related to sales)			(6,044)	(6,093)	21	48	(6,023)	(6,045)	[14]
Purchases of marketable securities			(129)	(141)			(129)	(141)
Purchases of property and equipment	(256)	(352)					(256)	(352)
Cost of equipment on operating leases acquired			(456)	(454)	24	15	(432)	(439)	[15]
Decrease in trade and wholesale receivables			198	985	(198)	(985)			[14]
Collections of receivables from unconsolidated affiliates			105				105
Collateral on derivatives – net	1		(12)	(191)			(11)	(191)
Other	(33)	(51)	(18)	4			(51)	(47)
Net cash provided by (used for) investing activities	(213)	(394)	2,341	2,940	(306)	(1,130)	1,822	1,416

Cash Flows from Financing Activities
Net proceeds (payments) in short-term borrowings (original maturities three months or less)	(38)	176	886	(1,660)			848	(1,484)
Change in intercompany receivables/payables	613	1,222	(613)	(1,222)
Proceeds from borrowings issued (original maturities greater than three months)	166	2,032	614	1,136			780	3,168
Payments of borrowings (original maturities greater than three months)	(78)	(12)	(3,282)	(1,741)			(3,360)	(1,753)
Repurchases of common stock	(302)	(441)					(302)	(441)
Dividends paid	(441)	(403)	(350)	(162)	350	162	(441)	(403)	[13]
Other	(11)	(7)	(4)	(3)			(15)	(10)
Net cash provided by (used for) financing activities	(91)	2,567	(2,749)	(3,652)	350	162	(2,490)	(923)

Effect of Exchange Rate Changes on Cash, Cash Equivalents, and Restricted Cash	78	(74)	20	(13)			98	(87)

Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash	(1,569)	(776)	109	50			(1,460)	(726)
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	6,364	5,643	2,169	1,990			8,533	7,633
Cash, Cash Equivalents, and Restricted Cash at End of Period	$4,795	$4,867	$2,278	$2,040			$7,073	$6,907

11 Elimination of depreciation on leases related to inventory transferred to equipment on operating leases.

12 Reclassification of share-based compensation expense.

13 Elimination of dividends from Financial Services to the equipment operations, which are included in the equipment operations operating activities.

14 Primarily reclassification of receivables related to the sale of equipment.

15 Reclassification of direct lease agreements with retail customers.

16 Reclassification of sales incentive accruals on receivables sold to Financial Services.